Exhibit 99.1
ITC Holdings Corp. 2010 Investor Day September 27, 2010

This presentation contains certain statements that describe our management's beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business and the electricity transmission industry based upon information currently available. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as "anticipates", "believes", "intends", "estimates", "expects", "projects" and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward- looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time. Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this presentation and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise. Safe Harbor Language & Legal Disclosure 2

ITC Strategic Overview Joseph L. Welch Operational Overview Jon E. Jipping Regulatory / Energy Policy Landscape Linda H. Blair Development Overview & Update Joseph L. Welch Financial Overview & Update Cameron M. Bready Agenda 3

ITC Strategic Overview Joseph L. Welch Chairman, President & CEO 4

Overview of ITC ITC's pure play, fully regulated independent transmission model creates a unique, structurally advantaged infrastructure portfolio Attractive FERC rate structures and regulatory features support investment and timely return of and on capital Consolidated capital structure further enhances incremental shareholder returns to the low 20% range Actively developing transmission infrastructure required to meet reliability needs and emerging long-term energy policy Portfolio of currently actionable investment opportunities drives growth and value creation 5

Differentiating Regulatory Structure 6 Source: EIA Annual Energy Outlook 2010.

U.S. remains robust market for transmission investment opportunities, driven by Long-term reliability of the grid Integration of renewable resources 11,000+ miles of transmission investment necessary to ensure reliability over the next five years Based on NERC's 2009 Long-Term Reliability Assessment Approximately 32,000 miles projected for construction from 2009 to 2018 Investment of up to $66 billion to $158 billion in the Eastern Interconnect and $2 billion to $10 billion in the Western Interconnect support high wind penetration Based on studies sponsored by the DOE / National Renewable Energy Laboratory Based on the NERC 2009 Long-Term Reliability Assessment 2009 - 2018, total transmission miles >200kV under construction, planned and conceptual transmission over the next 10 years. Relative Transmission Additions by Primary Driver (1) Transmission Investment OUTLOOK 7

Strategy Overview Multi-faceted strategy leverages our sole focus on transmission infrastructure investment Achieve and maintain best-in-class in core operations Includes system reliability, security and safety Improvements over the years reflective of our investments and business practices Non-discriminatory access to all generating resources through generator interconnections Fundamental core strategy serves as an important building block for development efforts Leadership role in development and build- out of transmission infrastructure in the U.S. Transmission outlook provides for significant investment opportunities Thought leader in advocating and facilitating transmission development Proven capabilities and strategically advantaged 8

Proven Track Record 9 Proven track record of successful execution on all fronts Operational: Demonstrated and ongoing best-in-class operations in reliability, security and safety M&A: Successfully acquired and integrated METC & Interstate Power & Light transmission assets Development: Established transmission utility in new region and secured new development projects Financial: Consistently met or exceeded EPS and capital guidance since 2005 IPO Historical execution coupled with future growth commitments are demonstrated through ITC's total shareholder return Approximately 190% since 2005 IPO

Long-Term Value Proposition 10

Operational Overview Jon E. Jipping Executive Vice President & COO 11

Committed to achieving and maintaining best- in-class performance for all operating subsidiaries Capital investment and maintenance programs result in improved reliability and overall system performance 2010 SGS Statistical Services Transmission Benchmark Study results ITCTransmission and METC ranked in top decile for sustained outages Considerable improvement at ITC Midwest with 46% reduction in sustained outages from 2009(1) Outstanding system performance in recent months under stressed conditions Extreme heat along with severe storms Commitment for culture of compliance on NERC reliability standards Top safety performance of all EEI companies Cited as industry Example of Excellence by NERC as part of its Reliability Readiness Evaluation and Improvement Program 12 Operational Excellence BEST-IN-CLASS (1) For portions of the system 69kV and above.

Benchmarking study results highlight investment life cycle for each operating system Investment life cycle of acquired transmission systems has typically ranged from seven to ten years, depending on system design, size and overall condition Current systems span the "maturity lifecycle"; future capital expectations are reflective of this ITCTransmission: Top performing, relatively mature transmission system METC: Strong performing system, roughly midway through investment cycle ITC Midwest: Improving system, but still very early in lifecycle Base Capital Investment INVESTMENT LIFE CYCLES 13

ITCTransmission and METC (Michigan) Load trends seen in 2009 reflected a very unstable economic environment; further compounded by an abnormally cool summer Over the past year the economic environment in Michigan has stabilized Weather normalized year-to-date 2010 load in Michigan is ahead of our forecast Experienced highest load in July since 2007 Load degradation from economic conditions estimated to be approximately 9% ITC Midwest ITC Midwest load is relatively flat year-over-year; consistent with our expectations Future capital investments in ITC Midwest are primarily driven by reliability improvements and are less dependent on load growth Longer-Term Implications Economic environment expected to remain stabilized; no meaningful near-term economic recovery is anticipated Capital plans reflect very modest economic growth and resulting impacts on load Vast majority of the capital investment expectations are not driven by load growth expectations Base Capital Investment LOAD & ECONOMIC TRENDS 14

Continue to see ongoing need for generator interconnections in near-term Supportive environments for wind development in both Michigan and ITC Midwest region Michigan RPS and designation of Wind Zones support future interconnection demands Iowa and Minnesota have a supportive environment and proven track record around wind development Ranked 2nd and 5th,,respectively, in the nation in installed wind capacity Longer-term, anticipate shift from generator specific network upgrades to more backbone infrastructure projects Thumb Loop project serves as a good example of this shift Shift expected to be further facilitated by MISO multi-value project cost allocation proposal Generator Interconnections RECENT TRENDS 15

Wind Energy Resource Zone (WERZ) Board created in December 2008 by Michigan Legislature Purpose was to identify and designate wind zones with highest wind potential and establish optimal infrastructure requirements to facilitate development WERZ identified four possible zones for development Approved zones included Wind Zone 4 located in ITCTransmission footprint (Thumb Loop area) with a total capacity of approximately 2,400 MW to 4,200 MW Wind Zone 4 requires approximately $510 million of transmission investment Received MISO approval of the Thumb Loop transmission projects in late August Siting application filed with the Michigan Public Service Commission in late August Project eligible for expedited six month siting approval Pre-construction activities expected to start in 2011, with material capital investments beginning in 2012 Generator Interconnections THUMB LOOP PROJECT 16

Regulatory / Energy Policy Landscape Linda H. Blair Executive Vice President & CBO 17

Congress has long sought to promote transmission expansion Energy Policy Act 2005 provided financial incentives and sought to address siting impediments Over the past two years, Congress has debated comprehensive energy legislation including further reforms to support transmission expansion House passed comprehensive energy / climate bill in June 2009 Senate Energy and Natural Resources Committee passed bill in June 2009; waiting action in full Senate Stalemate in Congress on comprehensive energy bill is driven by attempt to place cap on carbon - not transmission policy Possible action in Senate on scaled back energy bill after Midterm elections While legislation addressing transmission reform is currently stalled, many critical issues are now being addressed at FERC National Landscape LEGISLATIVE DEVELOPMENTS 18

National Landscape LEGISLATIVE DEVELOPMENTS - CONT'D 19 "...[W]e must also focus our attention and investments on planning and siting new electricity transmission and breaking down barriers to a truly national approach. Otherwise, the vast clean renewable power in the sun, wind and geothermal resources of Nevada, off the country's coasts in the oceans, in the biomass on our lands, forests and in our cities, and in the remote and rural areas of the country, will never get to consumers." Sen. Majority Leader Harry Reid (NV), March 5, 2009 Press Release on Clean Renewable Energy and Economic Development Act Efforts to promote Renewable Efficiency Standard (RES) continue In June 2009, RES passed House of Representatives as part of comprehensive energy legislation Senate Energy Committee bill also included a RES requirement In September 2010, 24 Governors sent a letter to Senate leadership on supporting a "strong" RES In September 2010, Senators Bingaman and Brownback unveiled a bipartisan stand-alone renewable electricity standard measure Move comes as an effort to show Democratic leaders that legislation requiring utilities to source a certain percentage of their electricity from renewable sources has enough support to pass the Senate this year

While national debate over RES unresolved, movement towards renewable energy sources continues Supports need for transmission expansion Regulatory uncertainty on carbon emissions and challenges associated with traditional fuel options, support renewable resource development Pending EPA greenhouse gas regulations Potential for carbon legislation State initiatives on carbon caps absent federal action Trend towards clean energy development, particularly wind, continues Between 2008 and 2009, new wind roughly matched new natural gas Together, the two sources accounted for about 90% of all new generating capacity installed over the past five years National Landscape MOVEMENT TOWARDS RENEWABLES 20

State renewable requirements continue to drive renewable development and associated transmission 26 states currently have renewable portfolio standards (RPS) and five states currently have RPS goals States support renewable development for both clean energy resources and for economic development Several states acting to establish renewable energy zones streamline wind development and needed transmission ITC's footprint is well positioned relative to high wind capacity and states with renewable mandates 21 State Renewable Portfolios

On June 17th, FERC issued a Notice of Proposed Rulemaking (NOPR) that proposes to change the way transmission is planned, built and paid Enhanced regional planning process Mandated planning objectives which consider public policy objectives Inter-regional planning reforms Cost allocation supportive of regional projects and broader allocation NOPR is superior to legislative proposals put forth by Senate or House to address cost sharing and planning processes Cost allocation methodology requires consideration of a broad range of benefits - reliability, congestion relief and / or public policy needs Establishes regional planning process for transmission development crossing borders of organized markets and regions, and for non-RTO members While no date-certain for final rule, currently expected in Spring 2011 FERC is currently seeking stakeholder comments until September 29th Regulatory Update FEDERAL LEVEL 22 "It is important to recognize that we are asking our present electric transmission grid to do more than it was ever planned and constructed to do. While recently constructed transmission facilities have been designed to address the modern demands on our system, by anyone's measure the improvement and expansion to date has been inadequate." -- Commissioner Norris statement on NOPR, June 17, 2010

Regional transmission organizations (RTOs) continue to advance efforts to support regional transmission development Southwest Power Pool (SPP) implementing new cost allocation methodology and long- term planning process FERC unanimously approved SPP's Highway / Byway cost allocation proposal which provides for regional cost allocation for projects 300kV and above FERC also unanimously approved SPP's comprehensive Integrated Transmission Planning (ITP) process ITC remains very supportive of SPP's recent initiatives Resulting cost allocation and planning process should support the development of regional transmission Unanimous FERC approval and supporting praise provides good insight on how FERC views the issues and potential solutions Regulatory Update REGIONAL LEVEL Southwest Power Pool Region 23

On July 15th, Midwest ISO (MISO) advanced a cost allocation proposal to FERC Creates a new category of projects - multi value projects (MVPs) - and provides for regional allocation of these projects MVPs have a regional impact and are part of a regional plan, also intended to facilitate state and federal legislative, regulatory and policy mandates Requested a FERC decision in December MVP methodology should significantly advance solutions to previously identified issues in MISO planning process Fills cost allocation void which currently challenges progress of regional projects, such as the Green Power Express Should provide the necessary framework for approval of regional projects Methodology will likely result in larger backbone infrastructure projects to interconnect renewables Longer-term, ability to discern large interconnection projects from development projects may be difficult Regulatory Update REGIONAL LEVEL Midwest ISO Region 24

Broad based federal support exists to address reliability issues, promote renewables and advance resulting transmission infrastructure investment needs Recent regulatory actions, both at FERC and RTO level, demonstrate recognition of transmission drivers and the need to advance regional transmission Regulatory actions further reflect alignment around broader principles for regional planning and cost allocation Regulatory momentum coupled with FERC positioning reflect ongoing supportive environment for transmission development Transmission Development SUPPORTIVE REGULATORY ENVIRONMENT 25 "As I have repeatedly stressed in my years on this Commission, promoting investment in our nation's transmission infrastructure has been my top policy priority....Staff efforts here have resulted in a proposal that will lead to a much needed conversation on how to best encourage needed capital investment." - Commissioner Moeller's statement on transmission planning and cost allocation notice of proposed rulemaking, June 17, 2010 "There is little, if any, dispute among regulators or market participants that this country needs to build more transmission facilities. Transmission is critical to the Commission fulfilling its obligation under the Federal Power Act to ensure that reliable wholesale electric service is provided at just and reasonable rates. More transmission is also necessary for states to achieve their public policy requirements."- Commissioner Spitzer's statement on NOPR, June 17, 2010

Development Overview & Update Joseph L. Welch Chairman, President & CEO 26

ITC Development 27

Transmission related attributes of regions targeted for development efforts Actively engaged in studying and planning for build-out of EHV and supporting underlying system within the region Favorable landscape for cost allocation methodology around regional projects Strategic ITC footprint; opportunity for ITC to be successful Development strategies for regions are tailored to the unique needs of each market Each targeted region presents different transmission opportunities given geographic considerations, existing transmission and transmission owners Efforts currently focused on the South Central and North Central regions Primarily fall within SPP and MISO footprints Continue to evaluate other areas outside of these regions ITC Development TARGETED REGIONS 28

South Central region has a need and a desire for significant transmission investment Ongoing system upgrades and reliability projects along with potential wind expansion in the region are primary drivers SPP has identified transmission investment requirements of $7.5 billion to develop an EHV overlay Needed to support the economic transfer of power across the grid, reduce the overall congestion impeding these transfers and integrate wind resources Significant incremental investment opportunities also exist beyond EHV overlay / regional transmission Needed for underlying system upgrades and reliability projects given historical transmission investment void South Central Region 29

SPP has served as a pioneer in advancing transmission investment Advanced projects through Balanced Portfolio and Priority Projects Implemented Highway / Byway cost allocation Implemented Integrated Transmission Planning (ITP) process ITC's projects in Kansas and Oklahoma provide a strategic foothold within the region Secured and advanced three EHV projects within this region Continue to develop portfolio of projects in the region, from lower voltage reliability to larger regional projects South Central Region 30

North Central region also has a recognized need for significant regional transmission investment Driven by regional reliability needs and member state renewable energy mandates MISO has identified transmission investment of up to $20 billion through is Regional Generation Outlet Study (RGOS) to support an EHV overlay First phase of EHV overlay has also been identified, RGOS Starter Projects, with estimated cost of ~$4.5 billion within region MISO has also demonstrated support for advancing regional projects Undertook RGOS study in an effort to identify regional backbone, given state RPS mandates and reliability needs Filed regional cost allocation proposal for MVP projects ITC Development NORTH CENTRAL REGION 31

ITC has a strong strategic foothold within the region due to existing operating companies ITC Midwest's geographic location situates ITC in the middle of potential regional build-out ITC is the largest member of MISO representing approximately 23% of the total peak load in the region Continue to develop portfolio of larger, regional projects within the MISO footprint Including Green Power Express and underlying segments ITC Development NORTH CENTRAL REGION 32

ITC introduced the concept of Green Power Express in February of 2009 Project designed to facilitate the movement of power from the wind- abundant areas in the Dakotas, Minnesota and Iowa to Midwest load centers One of the key goals of Green Power Express was to serve as a catalyst in advancing regional transmission within the region and U.S. Highlighted voids in current regulatory framework around transmission planning and cost allocation processes Served as prime example of large, multi- purpose transmission project for which no clear regulatory approval channel existed North Central Region GREEN POWER EXPRESS 33

Developments since the announcement of Green Power Express MISO undertook RGOS to identify EHV overlay needed to support current state RPS mandates and member reliability needs FERC issued NOPR primarily focused on addressing transmission planning and cost allocation MISO filed for regional cost allocation for MVP projects MISO identified and is in the process of advancing RGOS Starter Projects, or the first phase of the proposed EHV overlay for the region MISO RGOS is a significant step forward Green Power Express and the MISO RGOS are based on similar goals of long-term, holistic system approach for the integration of renewables and to address reliability needs Reflects MISO recognition that drivers for regional transmission are expected to continue in the long-term Both projects result in a proposed EHV overlay for the region, premised on underlying segments and phasing of segments Green Power Express and the RGOS are electrically equivalent from a broad perspective and include some identical segments Given alignment of the goals and results of both projects, MISO RGOS process provides a channel for the Green Power Express, or its underlying segments, to move forward through the planning approval process Results in shift from Green Power Express serving as a catalyst to remove regional transmission impediments into execution around the build-out of the project Green Power Express KEY DEVELOPMENTS 34

MISO has identified a set of RGOS Starter Projects as the next, immediate step to regional transmission investment in MISO Represent approximately $4.5 billion of EHV investment across MISO Projects support current renewable energy mandates and regional reliability needs of members Starter Projects currently include segments, or portions thereof, within ITC's footprint, including Michigan Thumb Loop Lakefield Junction to Mitchell County (GPE) Portions of other projects RGOS Starter projects are expected to undergo additional, detailed analysis over the coming year May result in movement of projects included Current expectation is resulting Starter Projects will be included in MISO MTEP 2011 as MVP projects (1) Green Power Express MISO RGOS STARTER PROJECTS 35 Map of RGOS Starter Projects RGOS Candidate MISO Starter Projects (1) Michigan Thumb Loop project was approved by MISO Board of Directors on August 19, 2010 as MTEP 2010 project.

Market for transmission investment in the U.S. remains very attractive Significant reliability needs Aging / antiquated existing system Renewable integration ITC continues to strengthen its position as a leader in the build-out of transmission in the U.S. Ongoing enhancement of strategic advantages Maturing development capabilities Proven development track record Established development pipeline of projects supports ITC's long-term growth 36 ITC Development OUTLOOK

Financial Overview & Update Cameron M. Bready Senior Vice President & CFO 37

Predictable and visible financial results driven by FERC formulaic ratemaking model FERC approved rate-setting mechanism ensures timely recovery of allowed return on capital investments as well as operating and administrative expenses Annual forward looking rate setting process with true-up for differences based on actual results Significant regulated earnings growth driven by capital investment plan coupled with attractive incentive ROE's and capital structures at regulated subsidiaries Consolidated 70% debt / capital ratio provides incremental equity returns in the low 20% range Balance dividend growth and efficient capitalization of the business Expect to grow the dividend 4-5% over the near-term Longer-term dividend growth primarily driven by capital investments and resulting capital requirements Reflects FERC approved ROE for ITC Great Plains. Reflects FERC approved ROE for Green Power Express. Financial Highlights 38

Approximately 21% compound annual growth rate in EPS since 2005 Consistent execution on capital investment and growth plans Acquisitions of transmission systems in 2006 and 2007 Organic growth through investment in core operating companies Restated in accordance with guidance set forth by the Financial Accounting Standards Board. EPS is computed using the two-class method which was retroactively applied to EPS for years prior to 2009. 2006 EPS reflects the impacts of METC acquisition. $1.38 per diluted common share through June 30, 2010. Historical Financial Performance PREDICTABLE RESULTS 39

Five-Year Capital Plan 40

Five-year capital plan totals approximately $3.9 billion Operating company capital plan totals approximately $2.6 billion and includes Investments in our current operating systems based on investment life cycle Generator interconnections and wind zone projects Development capital plan totals approximately $1.4 billion and includes ITC Great Plains projects Additional risk adjusted pipeline of development opportunities in South Central and North Central regions Projected Capital Expenditures UNDERLYING ASSUMPTIONS 41

ITC's development efforts are fundamentally based on establishing an ongoing pipeline of projects which will position the company for sustained long-term growth Pipeline is categorized based on the relative advancement of each project through the development process; phase of project is driven by two key variables Identified need for project and where the project resides in the planning process ITC's ability to participate in the project Development Projects PROJECT PIPELINE 42

ITC has established a pipeline of development projects totaling approximately $3.8 billion over the next five years Includes existing projects at ITC Great Plains as well as total investment opportunities for additional projects Project pipeline probability weighted to establish an expected investment opportunity based on Expectation that project will be constructed ITC participation opportunities Likelihood of the project moving forward in the five-year planning horizon Results in expected investment opportunity of approximately $1.4 billion in development projects over the five-year planning period Development Projects FIVE-YEAR PIPELINE 43

Development Projects PROJECT PHASES BY YEAR 44

Projected Capital Expenditures 2011 - 2015 BY COMPANY 45

Five-Year Capital Plan COMPARISON TO PRIOR YEAR Base operating company investments remain similar to prior level and reflect investment life cycle of each company Generator interconnections increased approximately $250 million primarily related to the Thumb Loop project at ITCTransmission Development projects increased over $600 million reflecting expected investment opportunity in additional development projects identified over the five-year period 46

Projected Year-End Rate Base 47

Five-year capital plan results in an EPS compound annual growth rate range of 15% - 17% between 2010 and 2015 Annual EPS growth expected to be roughly consistent with longer-term growth rate Reflects capital investment plan along with ongoing development and corporate activities Approximately $15 to $20 million of non-recoverable expenses, including development expenses Projected Earnings Growth 48

Reaffirming 2010 guidance EPS range of $2.70 - $2.75 Capital range of $420 - $460 million 2011 EPS guidance of $3.20 - $3.30 Approximately 19% increase over 2010 based on midpoint of guidance ranges Year-over-year increase primarily due to Higher rate base and AFUDC primarily at ITC Midwest, METC and ITC Great Plains Partially offset by higher non- recoverable expenses at ITC Holdings (interest and non- recoverable expenses) 2011 capital guidance of $560 - $640 million Amounts in $MM Financial Guidance EARNINGS & CAPITAL INVESTMENT 49

ITC's dividend is recognized as an important factor in overall shareholder return Delivers dividend yield in addition to well above average earnings growth Grown approximately 5% annually for five consecutive years, with most recent increase of 4.7% announced in August of 2010 Current annualized dividend of $1.34, with yield of approximately 2.2% 48% to 49% payout ratio Near-term dividend policy Continue to balance shareholder return and long-term funding requirements for growth Maintain dividend yield that keeps pace with the S&P 500 (approximately 2% - 3%) Target a payout ratio in the range of 40% to 50% Longer-term dividend policy Maintain payout ratio that is appropriate given capital investment requirements and resulting capital requirements Dividend Policy 50

Dividend Policy PAYOUT RATIOS 51

Total cash requirements to execute five- year plan total approximately $5.0 billion Cash inflows support funding of capital expenditures, dividends and retirements of existing debt Internally generated operating cash flow expected to fund approximately 48% of the overall cash requirement Remain committed to investment grade credit ratings Five-year capital plan positions company well to maintain investment grade ratings New equity issuances are not anticipated to fund current five-year capital plan Amounts in $MM Funding of Capital Requirements 52

Continue to deliver on our commitments through strong financial and operational performance Primarily due to ratemaking structure and executing on long-term growth plans Reiterating 2010 guidance EPS: $2.70 - $2.75 per share Capital: $420 - $460 million Initiating 2011 EPS and capital guidance EPS: $3.20 - $3.30 per share Capital: $560 - $640 million Five-year capital plan of approximately $3.9 billion drives rate base growth of approximately 14% and long-term EPS growth of 15% - 17% Capitalization of investment plan supported by operating cash flow and new debt financings Continue to balance growth in dividend with efficient capitalization of the business Financial Summary 53

Appendix 54

Formula Rate Mechanism 55

Projected Capital Expenditures 2011 - 2015 BY STRATEGY 56

ITC remains committed to investment grade credit ratings at both ITC Holdings and at its regulated subsidiaries On April 16, 2010 Moody's upgraded all of the ratings for ITC and its subsidiaries On July 25, 2008(1) S&P affirmed ITC, ITCTransmission, METC and ITC Midwest ratings Five-Year plan positions company well to maintain strong investment grade ratings S&P changed the outlook from Positive to Stable. Investment Grade Credit Ratings 57

South Central Region DEVELOPMENT PROJECTS (1) Reflects estimated cost at double circuit 345kV. 58